UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2021

Centricus Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39993 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Cayman Islands (Address of principal executive offices)	KY1-1102 (Zip Code)

+1 (345) 814 5895 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	CENHU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	CENH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CENHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

General

On May 12, 2021, Centricus Acquisition Corp., a Cayman Islands exempted limited liability company (“Centricus”), Arqit Quantum Inc., a Cayman Islands exempted limited liability company (“Pubco”), Centricus Heritage LLC, a Cayman Islands limited liability company (the “Sponsor”), solely in its capacity as the Purchaser Representative, Arqit Limited, a company limited by shares incorporated in England (the “Company”), David John Williams, solely in his capacity as the Company Shareholders Representative, and the shareholders of the Company party thereto entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, among other things, Centricus agreed to combine with the Company in a business combination whereby Centricus will merge with and into Pubco and Pubco will purchase all of the shares of the Company, making the Company a direct wholly-owned subsidiary of Pubco. Pubco is a newly formed entity that was formed for the sole purpose of entering into and consummating the transactions set forth in the Business Combination Agreement. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

The Business Combination Agreement

Structure of the Proposed Transactions

Pursuant to the terms, and subject to the conditions, contained in the Business Combination Agreement, the parties to the Business Combination Agreement will effect the following transactions (collectively, the “Proposed Transactions”):

(1)         Centricus will merge with and into Pubco (the “Merger”), as a result of which the separate corporate existence of Centricus shall cease and Pubco shall continue as the surviving company, and each issued and outstanding security of Centricus immediately prior to the Merger Effective Time shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco; and

(2)         Pubco will acquire all of the issued share capital of the Company in exchange for the issue to the Company Shareholders of Pubco ordinary shares and, if applicable, the payment of cash and Earnout Shares (the “Share Acquisition”), such that the Company will be a direct wholly owned subsidiary of Pubco.

Consideration

At the Merger Effective Time, (i) each issued and outstanding ordinary share of Centricus will automatically be converted into and exchanged for the right to receive one ordinary share of Pubco (“Pubco Ordinary Shares”), (ii) each issued and outstanding public warrant of Centricus will automatically be converted into and exchanged for the right to receive one public warrant of Pubco (“Pubco Public Warrants”) and (iii) each issued and outstanding private warrant of Centricus will automatically be converted into and exchanged for the right to receive one private warrant of Pubco (“Pubco Private Warrants” and, collectively with the Pubco Public Warrants, “Pubco Warrants”). Each of the Pubco Public Warrants and Pubco Private Warrants will have substantially the same terms and conditions as are in effect with respect to the Centricus public warrants and Centricus private warrants immediately prior to the Merger Effective Time.

At the Share Acquisition Closing, in consideration for the purchase of the Company’s share capital, Pubco will:

(1)	pay to the Company Shareholders their Pro Rata Portion of the lower of (i) the amount (which may be zero) by which the Parent Closing Cash exceeds $500,000,000, and (ii) $90,000,000 (the “Cash Consideration”) (only if the relevant Company Shareholder has elected to receive Cash Consideration in accordance with the terms of the Business Combination Agreement); and

(2)	issue to the Company Shareholders their Pro Rata Portion of an aggregate number of Pubco ordinary shares with an aggregate value equal to $900,000,000 less the Cash Consideration, if any (the “Exchange Shares”) (and only if the relevant Company Shareholder has elected to receive Cash Consideration in accordance with the terms of the Business Combination Agreement).

If the Condition (as defined below) is satisfied within three years following the Share Acquisition Closing Date, Pubco will issue to the Company Shareholders their Pro Rata Portion of 10,000,000 Pubco ordinary shares.

Conduct of Business Covenants

During the period from the date of the Business Combination Agreement through the earlier of the Merger Closing and the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), subject to certain exceptions, each of the Company and Centricus must (i) conduct its respective business in all material respects in the ordinary course of business consistent with past practice and (ii) comply with all applicable laws in all material respects.

Commercially Reasonable Efforts; Regulatory Approvals

Each of the parties must use its reasonable endeavors to take all necessary actions to consummate the Proposed Transactions, including the receipt of all applicable governmental consents, and to comply as promptly as practicable with all requirements of governmental authorities applicable to the Proposed Transactions.

Registration Statement and Shareholder Meeting

As promptly as practicable after the execution of the Business Combination Agreement, (i) Pubco, the Company and Centricus will jointly prepare and Pubco will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 (the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the Pubco Ordinary Shares and Pubco Warrants to be issued pursuant to the Business Combination Agreement, which Registration Statement will also contain a proxy statement of Centricus (as amended from time to time, the “Proxy Statement”) to be sent to Centricus’ shareholders for the purpose of soliciting proxies for the matters to be acted upon at a special meeting of Centricus’ shareholders (the “Shareholder Meeting”), and providing Centricus’ public shareholders an opportunity, in accordance with Centricus’ amended and restated articles and memorandum of association and the final prospectus from Centricus’ initial public offering, which was filed with the SEC on February 5, 2021, to have their Centricus ordinary shares redeemed (the “Redemption”), in conjunction with the shareholder vote on the proposals set forth in the Proxy Statement.

Centricus shall, through its board of directors (or a committee thereof), recommend to its shareholders that they approve each of the proposals to be voted on at the Shareholder Meeting (the “Centricus Board Recommendation”) and shall include the Centricus Board Recommendation in the Proxy Statement, and shall use its reasonable endeavors to solicit from its shareholders proxies or votes in favor of the approval of the matters to be voted upon at the Shareholder Meeting (the “Required Shareholder Approval”).

Governance

Pursuant to the Business Combination Agreement, at the Merger Effective Time Pubco will adopt new memorandum and articles of association in a form to be agreed between Pubco, the Company and Centricus prior to the Share Acquisition Closing. In addition, David Williams will initially serve as the Chair of Pubco.

Closing

Pursuant to the Business Combination Agreement, the Merger Closing will occur on the third business day following the satisfaction or waiver of all of the conditions to closing in the Business Combination Agreement (as summarized below), or on such other date as Centricus, Pubco and the Company may agree in writing. Subject to the Merger Closing, the Share Acquisition Closing will occur on the first business day following the Merger Closing.

Warranties

The Business Combination Agreement contains customary warranties that each of the parties have made to each other relating to, among other matters, their respective businesses, their ability to enter into the Business Combination Agreement and their outstanding capitalization and, in the case of Centricus, its public filings. No warranties of Pubco, the Company and the Company’s shareholders in the Business Combination Agreement will survive the Share Acquisition Closing, except that Fraud Claims will survive the Share Acquisition Closing indefinitely.

Conditions to Closing

The respective obligations of the parties to consummate the Proposed Transactions are subject to the satisfaction of the following conditions: (i) Centricus’ shareholders having approved, among other things, the transactions contemplated by the Business Combination Agreement; (ii) the absence of any law or governmental order that would prohibit the Proposed Transactions; (iii) if Centricus delivers notice that a filing is required, the termination or expiration of all required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) Centricus having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Share Acquisition Closing; (v) Centricus and Pubco having at least $150 million of cash either in or outside of the trust account, after taking into account payments by Centricus for the Redemption and any proceeds received from the PIPE Financing; (vi) the Pubco Ordinary Shares and Pubco Warrants having been approved for listing on Nasdaq, subject only to official notice thereof; and (vii) the Registration Statement having become effective in accordance with the provisions of the Securities Act, no stop order having been issued by the SEC which remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending.

The obligations of Centricus to consummate the Proposed Transactions are subject to the satisfaction or waiver of the following conditions: (i) the warranties of the Company, Pubco and the Company’s shareholders being true and correct, subject to the materiality standards set forth in the Business Combination Agreement; (ii) the Company, Pubco and the Company’s shareholders having performed in all material respects all of their obligations, covenants and agreements required to be satisfied at or prior to the Merger Closing; and (iii) the Company’s shareholders having delivered to Centricus copies of the closing documents listed in the Business Combination Agreement.

The respective obligations of the Company, Pubco and the Company’s shareholders to consummate the Proposed Transactions are subject to the satisfaction or waiver of the following conditions: (i) the warranties of Centricus being true and correct, subject to the materiality standards set forth in the Business Combination Agreement; (ii) Centricus having performed in all material respects all of its obligations, covenants and agreements required to be satisfied at or prior to the Merger Closing; and (iii) the parties having received all consents of or with any governmental authority as set forth in the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated and the Proposed Transactions may be abandoned at any time prior to the Share Acquisition Closing as follows:

(a)	by mutual written consent of Centricus and the Company;

(b)	by either Centricus or the Company if any of the conditions to closing set forth in the Business Combination Agreement shall not have occurred by the date falling six months from the date of the Business Combination Agreement (the “Outside Date”); provided that if the Registration Statement is not declared effective by not later than 15 business days prior to the Outside Date, Centricus and the Company shall each have the right to extend the Outside Date for an additional period of three months; and provided further that the Business Combination Agreement may not be terminated under such provision of the Business Combination Agreement by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any warranty, covenant, agreement or obligation contained therein, with such breach or violation being the proximate cause of the failure of the Share Acquisition Closing to occur on or prior to the Outside Date;

(c)	by either Centricus or the Company if any governmental authority of competent jurisdiction will have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order or other action has become final and non-appealable; provided that the right to terminate the Business Combination Agreement pursuant to such section shall not be available to a party if the failure by such party or its affiliates to comply with any provision of the Business Combination Agreement has been a substantial cause of such action;

(d)	by the Company upon a material breach of any warranty, covenant or agreement on the part of Centricus set forth in the Business Combination Agreement such that certain conditions to closing contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

(e)	by Centricus upon a material breach of any warranty, covenant or agreement on the part of the Company, Pubco or the Company’s shareholders set forth in the Business Combination Agreement such that certain conditions to closing contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights; or

(f)	by either Centricus or the Company if the Shareholder Meeting is held and has concluded, Centricus’ shareholders have duly voted, and the Required Shareholder Approval was not obtained.

Upon termination of the Business Combination Agreement, the Business Combination Agreement will become void and have no further effect (other than certain customary provisions that will survive a termination), without any liability to the parties thereto (other than liability for any breach of the Business Combination Agreement by a party occurring prior to the termination of the Business Combination Agreement).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Centricus, the Company or the other parties thereto. In particular, the assertions embodied in warranties by Centricus, the Company, Pubco and the Company’s shareholders contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the warranties set forth in the Business Combination Agreement. Moreover, certain warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the warranties in the Business Combination Agreement as characterizations of the actual state of facts about Centricus, the Company, Pubco and the Company’s shareholders.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, Centricus and Pubco entered into Subscription Agreements with the PIPE Investors, pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Pubco agreed to issue and sell to such PIPE Investors, an aggregate of 7,100,000 Pubco Shares at $10.00 per share for gross proceeds of $71,000,000 immediately prior to the Merger Effective Time. The Pubco Shares to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. Pubco has agreed to register the resale of the Pubco Shares issued in connection with the PIPE Financing pursuant to a registration statement that must be filed within 30 days after the consummation of the Proposed Transactions. The Subscription Agreements also contain other customary representations, warranties, covenants and agreements of the parties thereto.

The closings under the Subscription Agreements will occur substantially concurrently with the closing of the Proposed Transactions and are conditioned on such closing and on other customary closing conditions. The Subscription Agreements will be terminated, and be of no further force and effect, upon the earlier to occur of (i) the termination of the Business Combination Agreement in accordance with its terms or (ii) the mutual written agreement of the parties thereto.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of Subscription Agreements, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-Up Agreements

In connection with the Proposed Transactions, the Company’s shareholders, the Sponsor, Nicholas Taylor and Adam M. Aron will each enter into a Lock-Up Agreement with Pubco (collectively, the “Lock-Up Agreements”), pursuant to which, among other things, subject to certain exceptions as set forth therein, for a period commencing from the Share Acquisition Closing until the earlier to occur of (i) the date on which the closing price of the Pubco ordinary shares during such period exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any twenty (20) trading days during a thirty (30) consecutive trading day period (the “Condition”) and (ii) eighteen (18) months after the Share Acquisition Closing, each holder will not transfer any of such holder’s Pubco securities.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the full text of the form of the Lock-Up Agreements, a copy of which is included as Exhibit B to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

In connection with the Proposed Transactions, Pubco, Centricus, the Sponsor, Nicholas Taylor and four current significant shareholders of the Company (collectively, the “Holders”) will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, that Pubco file a registration statement with the SEC to register the securities of Pubco held by such Holders. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth under the heading “Subscription Agreements” above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The securities of Pubco that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On May 12, 2021, Centricus and the Company issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Furnished herewith as Exhibit 99.2 and incorporated herein by reference is the transcript of a pre-recorded investor call first posted on May 12, 2021 in connection with the announcement of the Proposed Transactions.

Furnished herewith as Exhibit 99.3 and incorporated herein by reference is the investor presentation that will be used by Centricus and the Company with respect to the Proposed Transactions.

The information set forth in this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

In connection with the Proposed Transactions, a Registration Statement on Form F-4 is expected to be filed by Pubco with the SEC that will include a proxy statement of Centricus that will also constitute a prospectus of Pubco (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus will be mailed to Centricus’ shareholders. Centricus, the Company and Pubco urge investors, shareholders and other interested persons to read, when available, the Registration Statement, including the preliminary Proxy Statement/Prospectus, and amendments thereto, and the definitive Proxy Statement/Prospectus, as well as other documents filed with the SEC, because these documents will contain important information about Centricus, the Company, Pubco and the Proposed Transactions. Such persons can also read the final prospectus from Centricus’ initial public offering for a description of the security holdings of Centricus’ officers and directors and their respective interests as security holders in the consummation of the Proposed Transactions. The definitive Proxy Statement/Prospectus will be mailed to Centricus’ shareholders as of a record date to be established for voting on the Proposed Transactions. Centricus’ shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Centricus Acquisition Corp., Boundary Hall, Cricket Square, PO Box 1093, Grand Cayman, KY1- 1102, Cayman Islands. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Centricus, the Company, Pubco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Centricus’ shareholders in connection with the Proposed Transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Centricus’ directors and executive officers in the final prospectus from Centricus’ initial public offering, which was filed with the SEC on February 5, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Centricus’ shareholders in connection with the Proposed Transactions will be set forth in the Proxy Statement/Prospectus for the Proposed Transactions when available. Information concerning the interests of Centricus’ and the Company’s participants in the solicitation, which may, in some cases, be different than those of Centricus’ and the Company’s equity holders generally, will be set forth in the Proxy Statement/Prospectus relating to the Proposed Transactions when it becomes available.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Centricus, Pubco or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K (including certain of the exhibits hereto) includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The forward-looking statements contained or incorporated by reference in this Current Report on Form 8-K are based on Centricus’ and the Company’s current expectations and beliefs concerning future developments and their potential effects on Centricus and the Company. There can be no assurance that future developments affecting Centricus and the Company will be those that Centricus and the Company have anticipated. Forward-looking statements involve a number of risks, uncertainties (some of which are beyond Centricus’ and the Company’s control) or other assumptions. Many factors could cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements in this presentation, including (i) that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Centricus’ securities, (ii) the risk that the Proposed Transactions may not be completed by Centricus’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Centricus, (iii) the failure to satisfy the conditions to the consummation of the Proposed Transactions, including the approval of the Business Combination Agreement by the shareholders of Centricus and the satisfaction of the minimum trust account amount following any redemptions by Centricus’ public shareholders, (iv) the lack of a third-party valuation in determining whether or not to pursue the Proposed Transactions, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the Proposed Transactions on the Company’s business relationships, operating results, and business generally, (vii) risks that the Proposed Transactions disrupt current plans and operations of the Company, (viii) the outcome of any legal proceedings that may be instituted against the Company or against Centricus related to the Business Combination Agreement or the Proposed Transactions, (ix) the ability to maintain the listing of Centricus’ securities on a national securities exchange, (x) changes in the competitive and regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transactions, and identify and realize additional opportunities, (xii) the potential inability of the Company to convert its pipeline or orders in backlog into revenue, (xiii) the potential inability of the Company to successfully deliver its operational technology which is still in development, (xiv) the potential delay of the commercial launch of the Company’s products, (xv) the risk of interruption or failure of the Company’s information technology and communications system and (xvi) the enforceability of the Company’s intellectual property.

The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Centricus’ most recent filings with the SEC and will be contained in the Registration Statement, including the Proxy Statement/Prospectus expected to be filed in connection with the Proposed Transactions. All subsequent written and oral forward-looking statements concerning Centricus, the Company or Pubco, the transactions described herein or other matters and attributable to Centricus, the Company, Pubco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Centricus, the Company and Pubco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of May 12, 2021, by and among Centricus Acquisition Corp., Centricus Heritage LLC, solely in its capacity as the Purchaser Representative, Arqit Quantum Inc., Arqit Limited, David John Williams, solely in his capacity as the Company Shareholders Representative and the shareholders of the Company party thereto.
10.1	Form of Subscription Agreement.
99.1	Press Release, dated May 12, 2021.
99.2	Transcript of Investor Call.
99.3	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRICUS ACQUISITION CORP.

By:	/s/ Nicholas Taylor
Name:	Nicholas Taylor
Title:	Director

Date: May 12, 2021